Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

GOTHAM INDEX CORE FUND

Institutional Class Shares

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated December 1, 2017 to the Gotham Index Core Fund’s (the “Fund”) Prospectus dated February 1, 2017, as may be amended or supplemented from time to time

The information in this supplement updates and amends certain information contained in the Prospectus for the Fund and includes an important notice regarding a change in investment policy for the Fund.  This Supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information.

Effective February 1, 2018, the sixth paragraph of the section entitled “Summary of Principal Investment Strategies” on page 53 of the Prospectus is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in securities of issuers included in the Russell 3000® Index at the time of purchase.  For purposes of this 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes and reinvested proceeds from short sales. This 80% policy may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.